Prospectus Supplement	227960 8/05

dated August 31, 2005 to:

PUTNAM GLOBAL EQUITY FUND

Prospectuses dated February 28, 2005

The sixth paragraph and table under the heading “Who manages the fund?” are replaced with the following:

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown.

Portfolio leader	Joined Fund	Employer	Positions Over Past Five Years
Shigeki Makino	2002	Putnam Management 2000-Present	Chief Investment Officer, Global Core. Previously, Senior Portfolio Manager
		Fidelity Investments Prior to Aug. 2000	Director of Research
Portfolio members	Joined Fund	Employer	Positions Over Past Five Years
Mark A. Bogar	2002	Putnam Management 1998-Present	Portfolio Manager. Previously, Analyst
David E. Gerber	2003	Putnam Management 1996 - Present	Portfolio Manager. Previously, Portfolio Construction Specialist and Senior Portfolio Associate
Bradford S. Greenleaf	2005	Putnam Management 2004 – Present	Portfolio Manager
		Independence Investments Prior to Oct. 2003	Director of International Equities